UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 10, 2004

Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)

(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS
SIGNATURES
Index to Exhibits
EXHIBIT 99.1 PRESS RELEASE

INTRODUCTORY NOTE

On November 10, 2004 Sparton Corporation issued a Press Release announcing the financial results of the first quarter, the issuance of a 5% stock dividend, and the election of directors at the annual Shareholders Meeting held on that date.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2004 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing the financial results of the first quarter and three months ended September 30, 2004.

The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

The Company also announced in the Press Release that the Board of Directors of the Company has approved a five (5%) stock dividend on the Company’s common stock, par value $1.25 per share (the “Common Stock”).

The Company also announced in the Press Release the results of the voting for the election of directors at the annual meeting of shareholders held on November 10, 2004.

The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits Furnished

Exhibit 99.1	Press Release dated November 10, 2004 issued by Sparton Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ David W. Hockenbrocht
David W. Hockenbrocht
Chief Executive Officer November 10, 2004

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated November 10, 2004 issued by Sparton Corporation.